RYTARY TRx Weekly Growth Since Launch in February 2015


9
57
222
309
330
401
513
483
532
684
717
813
902
970
1139
1027
1198
13-Feb
20-Feb
27-Feb
6-Mar
13-Mar
20-Mar
27-Mar
3-Apr
10-Apr
17-Apr
24-Apr
1-May
8-May
15-May
22-May
29-May
05-Jun
Total TRx

Impax

Source: IMS
Note: Rytary was launched in February 2015